UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

CB FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Market Street, Carmichaels, Pennsylvania 15320

(Address of principal executive offices, including zip code)

(724) 966-5041

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2017, Patrick G. O’Brien was promoted to President of CB Financial Services, Inc. (the “Company”) and of its subsidiary bank, Community Bank, succeeding Barron P. McCune, Jr. in that office. Mr. McCune will continue to serve as Vice Chairman and Chief Executive Officer of both organizations. Mr. O’Brien had served as Senior Executive Vice President and Chief Operating Officer of the Company and Community Bank.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 17, 2017. The final voting results as to each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors for a three-year term and until their successors are elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Mark E. Fox	2,307,978	88,731	914,829
William C. Groves	2,175,956	220,753	914,829
John J. LaCarte	2,302,472	94,237	914,829
David F. Pollock	2,331,954	64,755	914,829

2.	The appointment of Baker Tilly Virchow Krause, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
3,319,732	61,650	130,156	-

Item 7.01	Regulation FD Disclosure.

On May 17, 2017, Messrs. McCune and O’Brien delivered a presentation to the attendees of the Company’s 2017 Annual Shareholders’ Meeting. A copy of the “CB Financial Services, Inc. – Shareholder Presentation” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On May 17, 2017, the Company issued a press release announcing the events reported under Items 5.02, 5.07 and 8.01 herein. A copy of the press release is furnished herewith as Exhibit 99.2 (“Annual Meeting Results”) and incorporated in this Item 7.01 by reference.

Item 8.01	Other Events.

On May 17, 2017, Ralph Burchianti was promoted to Executive Vice President and Chief Credit Officer of Community Bank. He had previously served as Executive Vice President of Loan Administration.

On May 17, 2017, CB Financial Services, Inc. (the “Company”) announced that its Board of Directors declared a cash dividend on the Company’s outstanding shares of stock. The dividend of $0.22 per share will be paid on or about June 19, 2017 to stockholders of record on June 9, 2017.

A copy of the press release announcing the cash dividend is included as Exhibit 99.3 (“Cash Dividend Declaration”) and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 CB Financial Services, Inc. – Shareholder Presentation

99.2 Press Release dated May 17, 2017 - Annual Meeting Results

99.3 Press Release dated May 17, 2017 - Cash Dividend Declaration

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: May 17, 2017	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President and Chief Financial Officer